Exhibit 99.2

GATX CORPORATION AND SUBSIDIARIES

SEGMENT DATA (UNAUDITED)

Three Months Ended March 31, 2011

(In Millions)

	Rail N.A.	Rail Int’l	ASC	Portfolio Management	Other	GATX Consolidated
Revenues
Lease revenue	$170.7	$38.7	$1.0	$11.0	$—	$221.4
Marine operating revenue	—	—	11.1	3.5	—	14.6
Other revenue	11.7	1.5	—	0.2	—	13.4

Total Revenues	182.4	40.2	12.1	14.7	—	249.4

Expenses
Maintenance expense	55.2	13.9	0.4	—	—	69.5
Marine operating expense	—	—	8.9	2.3	—	11.2
Depreciation	40.0	7.9	—	4.4	—	52.3
Operating lease expense	34.4	—	—	0.3	(0.1)	34.6
Other operating expense	5.7	1.0	—	1.4	0.2	8.3

Total Expenses	135.3	22.8	9.3	8.4	0.1	175.9

Other Income (Expense)
Net gain on asset dispositions	13.6	(0.1)	—	1.3	—	14.8
Interest expense, net	(26.5)	(6.2)	(2.0)	(7.1)	(1.1)	(42.9)
Other	(1.4)	0.6	—	0.2	0.3	(0.3)
Share of affiliates’ earnings (pre-tax)	0.8	6.3	—	10.0	—	17.1

Segment profit (loss)	$33.6	$18.0	$0.8	$10.7	$(0.9)	$62.2

Selling, general and administrative						36.4
Income taxes (including $4.4 million related to affiliates’ earnings)						5.9

Net Income						$19.9

Selected Data:

Investment Volume	$19.8	$34.1	$5.2	$36.4	$0.7	$96.2

Net Gain on Asset Dispositions:
Asset Remarketing Income:
Disposition Gains on Owned Assets	$7.5	$0.1	$—	$0.2	$—	$7.8
Residual Sharing Income	—	—	—	1.1	—	1.1
Non-remarketing Disposition Gains (a)	6.1	0.4	—	—	—	6.5
Asset impairments	—	(0.6)	—	—	—	(0.6)

Total Net Gain on Asset Dispositions	$13.6	$(0.1)	$—	$1.3	$—	$14.8

(a)	Includes Scrapping Gains

GATX CORPORATION AND SUBSIDIARIES

SEGMENT DATA (UNAUDITED)

Three Months Ended June 30, 2011

(In Millions)

	Rail N.A.	Rail Int’l	ASC	Portfolio Management	Other	GATX Consolidated
Revenues
Lease revenue	$170.1	$41.2	$1.1	$11.6	$—	$224.0
Marine operating revenue	—	—	56.6	3.1	—	59.7
Other revenue	11.1	1.9	—	0.1	—	13.1

Total Revenues	181.2	43.1	57.7	14.8	—	296.8

Expenses
Maintenance expense	52.2	13.9	5.1	—	—	71.2
Marine operating expense	—	—	39.2	2.3	—	41.5
Depreciation	40.3	8.6	3.9	4.5	—	57.3
Operating lease expense	33.0	—	—	0.4	(0.1)	33.3
Other operating expense	5.0	1.4	—	1.0	0.1	7.5

Total Expenses	130.5	23.9	48.2	8.2	—	210.8

Other Income (Expense)
Net gain on asset dispositions	12.7	(0.4)	1.1	1.2	—	14.6
Interest expense, net	(26.2)	(6.4)	(2.0)	(7.3)	(1.2)	(43.1)
Other	(1.7)	0.5	—	1.6	0.2	0.6
Share of affiliates’ earnings (pre-tax)	1.3	7.0	—	6.7	—	15.0

Segment profit (loss)	$36.8	$19.9	$8.6	$8.8	$(1.0)	$73.1

Selling, general and administrative						37.4
Income taxes (including $3.3 million related to affiliates’ earnings)						9.3

Net Income						$26.4

Selected Data:

Investment Volume	$70.7	$31.7	$7.4	$52.9	$1.2	$163.9
Net Gain on Asset Dispositions:
Asset Remarketing Income:
Disposition Gains on Owned Assets	$6.6	$—	$1.1	$—	$—	$7.7
Residual Sharing Income	0.2	0.4	—	1.1	—	1.7
Non-remarketing Disposition Gains (a)	6.6	(0.2)	—	—	—	6.4
Asset impairments	(0.7)	(0.6)	—	0.1	—	(1.2)

Total Net Gain on Asset Dispositions	$12.7	$(0.4)	$1.1	$1.2	$—	$14.6

(a)	Includes Scrapping Gains

GATX CORPORATION AND SUBSIDIARIES

SEGMENT DATA (UNAUDITED)

Three Months Ended September 30, 2011

(In Millions)

	Rail N.A.	Rail Int’l	ASC	Portfolio Management	Other	GATX Consolidated
Revenues
Lease revenue	$170.7	$41.4	$1.0	$11.3	$—	$224.4
Marine operating revenue	—	—	70.3	3.5	—	73.8
Other revenue	14.1	2.1	—	0.8	—	17.0

Total Revenues	184.8	43.5	71.3	15.6	—	315.2

Expenses
Maintenance expense	50.7	11.5	6.7	—	—	68.9
Marine operating expense	—	—	50.5	2.8	—	53.3
Depreciation	40.9	8.7	3.7	4.4	—	57.7
Operating lease expense	31.4	—	—	0.3	—	31.7
Other operating expense	4.1	0.8	—	1.0	0.1	6.0

Total Expenses	127.1	21.0	60.9	8.5	0.1	217.6

Other Income (Expense)
Net gain on asset dispositions	13.5	0.2	—	8.1	—	21.8
Interest expense, net	(24.3)	(6.5)	(1.9)	(7.4)	(0.8)	(40.9)
Other	(0.8)	2.7	—	(0.1)	0.1	1.9
Share of affiliates’ earnings (pre-tax)	0.8	(2.8)	—	3.8	—	1.8

Segment profit (loss)	$46.9	$16.1	$8.5	$11.5	$(0.8)	$82.2

Selling, general and administrative						38.5
Income taxes (including $3.7 million of net benefits related to affiliates’ earnings)						10.8

Net Income						$32.9

Selected Data:

Investment Volume	$106.9	$26.9	$3.3	$62.1	$0.8	$200.0

Net Gain on Asset Dispositions:
Asset Remarketing Income:
Disposition Gains on Owned Assets	$7.6	$0.1	$—	$7.0	$—	$14.7
Residual Sharing Income	—	0.2	—	1.1	—	1.3
Non-remarketing Disposition Gains (a)	5.9	0.6	—	—	—	6.5
Asset impairments	—	(0.7)	—	—	—	(0.7)

Total Net Gain on Asset Dispositions	$13.5	$0.2	$—	$8.1	$—	$21.8

(a)	Includes Scrapping Gains

GATX CORPORATION AND SUBSIDIARIES

SEGMENT DATA (UNAUDITED)

Three Months Ended March 31, 2012

(In Millions)

	Rail N.A.	Rail Int’l	ASC	Portfolio Management	Other	GATX Consolidated
Revenues
Lease revenue	$174.6	$40.0	$1.1	$9.8	$—	$225.5
Marine operating revenue	—	—	10.7	6.8	—	17.5
Other revenue	11.8	0.9	—	0.8	—	13.5

Total Revenues	186.4	40.9	11.8	17.4	—	256.5

Expenses
Maintenance expense	48.0	12.5	0.4	—	—	60.9
Marine operating expense	—	—	7.7	5.8	—	13.5
Depreciation	41.7	8.6	—	5.4	—	55.7
Operating lease expense	31.4	—	—	0.1	(0.1)	31.4
Other operating expense	4.4	1.1	(0.2)	(1.6)	—	3.7

Total Expenses	125.5	22.2	7.9	9.7	(0.1)	165.2

Other Income (Expense)
Net gain on asset dispositions	16.0	0.9	—	11.1	—	28.0
Interest expense, net	(25.8)	(6.4)	(1.8)	(7.2)	(1.4)	(42.6)
Other	(1.9)	(1.8)	—	2.9	0.2	(0.6)
Share of affiliates’ earnings (pre-tax)	1.5	(3.5)	—	7.5	—	5.5

Segment profit (loss)	$50.7	$7.9	$2.1	$22.0	$(1.1)	$81.6

Selling, general and administrative						38.1
Income taxes (including $2.4 million related to affiliates’ earnings)						13.2

Net Income						$30.3

Selected Data:

Investment Volume	$98.9	$44.8	$5.9	$3.1	$1.0	$153.7

Net Gain on Asset Dispositions:
Asset Remarketing Income:
Disposition Gains on Owned Assets	$10.4	$—	$—	$7.8	$—	$18.2
Residual Sharing Income	0.4	—	—	3.0	—	3.4
Non-remarketing Disposition Gains (a)	5.2	1.2	—	—	—	6.4
Asset impairments	—	(0.3)	—	0.3	—	—

Total Net Gain on Asset Dispositions	$16.0	$0.9	$—	$11.1	$—	$28.0

(a)	Includes Scrapping Gains

GATX CORPORATION AND SUBSIDIARIES

SEGMENT DATA (UNAUDITED)

Three Months Ended June 30, 2012

(In Millions)

				Portfolio		GATX
	Rail N.A.	Rail Int’l	ASC	Management	Other	Consolidated
Revenues
Lease revenue	$176.6	$39.0	$1.0	$9.0	$—	$225.6
Marine operating revenue	—	—	76.2	6.9	—	83.1
Other revenue	12.1	1.6	—	0.7	—	14.4

Total Revenues	188.7	40.6	77.2	16.6	—	323.1

Expenses
Maintenance expense	48.8	12.3	6.7	—	—	67.8
Marine operating expense	—	—	49.6	5.6	—	55.2
Depreciation	41.8	8.6	3.9	5.2	—	59.5
Operating lease expense	31.3	—	1.2	0.1	(0.1)	32.5
Other operating expense	4.0	1.8	(0.1)	0.6	—	6.3

Total Expenses	125.9	22.7	61.3	11.5	(0.1)	221.3

Other Income (Expense)
Net gain on asset dispositions	14.5	1.2	—	2.6	—	18.3
Interest expense, net	(25.9)	(6.5)	(1.9)	(6.5)	(0.8)	(41.6)
Other	(0.2)	0.3	—	0.2	0.2	0.5
Share of affiliates’ earnings (pre-tax)	2.0	(16.5)	—	13.2	—	(1.3)

Segment profit (loss)	$53.2	$(3.6)	$14.0	$14.6	$(0.5)	$77.7
Selling, general and administrative						38.9
Income taxes (including $2.1 million related to affiliates’ earnings)						15.3

Net Income						$23.5
Selected Data:

Investment Volume	$137.7	$39.2	$5.5	$53.4	$2.3	$238.1

Net Gain on Asset Dispositions:
Asset Remarketing Income:
Disposition Gains on Owned Assets	$11.4	$—	$—	$1.5	$—	$12.9
Residual Sharing Income	1.0	—	—	1.1	—	2.1
Non-remarketing Disposition Gains (a)	3.3	1.4	—	—	—	4.7
Asset impairments	(1.2)	(0.2)	—	—	—	(1.4)

Total Net Gain on Asset Dispositions	$14.5	$1.2	$—	$2.6	$—	$18.3

(a)	Includes Scrapping Gains

GATX CORPORATION AND SUBSIDIARIES

SEGMENT DATA (UNAUDITED)

Three Months Ended September 30, 2012

(In Millions)

				Portfolio		GATX
	Rail N.A.	Rail Int’l	ASC	Management	Other	Consolidated
Revenues
Lease revenue	$180.7	$40.1	$1.1	$9.6	$—	$231.5
Marine operating revenue	—	—	79.1	6.4	—	85.5
Other revenue	12.7	1.4	—	0.8	—	14.9

Total Revenues	193.4	41.5	80.2	16.8	—	331.9

Expenses
Maintenance expense	51.3	9.8	7.7	—	—	68.8
Marine operating expense	—	—	51.3	5.2	—	56.5
Depreciation	42.2	8.9	4.0	5.6	—	60.7
Operating lease expense	31.4	—	1.3	—	—	32.7
Other operating expense	5.2	1.1	—	0.3	—	6.6

Total Expenses	130.1	19.8	64.3	11.1	—	225.3

Other Income (Expense)
Net gain on asset dispositions	9.2	1.0	—	1.1	—	11.3
Interest expense, net	(26.3)	(6.1)	(1.8)	(6.9)	(1.8)	(42.9)
Other	(1.8)	(1.8)	(0.9)	0.3	0.3	(3.9)
Share of affiliates’ earnings (pre-tax)	1.2	3.1	—	14.8	—	19.1

Segment profit (loss)	$45.6	$17.9	$13.2	$15.0	$(1.5)	$90.2

Selling, general and administrative						38.6
Income tax benefit (including $0.5 million of net benefits related to affiliates’ earnings)						(2.2)

Net Income						$53.8

Selected Data:

Investment Volume	$81.9	$41.4	$0.3	$6.3	$1.7	$131.6
Net Gain on Asset Dispositions:
Asset Remarketing Income:
Disposition Gains on Owned Assets	$6.3	$—	$—	$—	$—	$6.3
Residual Sharing Income	0.3	—	—	1.1	—	1.4
Non-remarketing Disposition Gains (a)	2.6	1.3	—	—	—	3.9
Asset impairments	—	(0.3)	—	—	—	(0.3)

Total Net Gain on Asset Dispositions	$9.2	$1.0	$—	$1.1	$—	$11.3

(a)	Includes Scrapping Gains